UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2024

First Advantage Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-31666	84-3884690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Concourse Parkway NE Suite 200
Atlanta, Georgia		30328
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 314-9761

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Items 1.02, 2.01 and 2.03 of this Current Report on Form 8-K, with respect to Amendment No. 4 and the letter agreement related to the termination of the Stockholders’ Agreement (each as defined below), as applicable, is incorporated by reference into this Item 1.01.

Item 1.02. Termination of a Material Definitive Agreement.

The information set forth in Item 2.01 of this Current Report on Form 8-K with respect to the termination of the Stockholders’ Agreement is incorporated by reference into this Item 1.02.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 31, 2024, First Advantage Corporation, a Delaware corporation (“First Advantage”), completed the acquisition (such acquisition, the “Transaction”) of Sterling Check Corp., a Delaware corporation (“Sterling”), pursuant to the Agreement and Plan of Merger, dated as of February 28, 2024 (the “Merger Agreement”), by and among First Advantage, Sterling, and Starter Merger Sub, Inc., a Delaware corporation and an indirect, wholly-owned subsidiary of First Advantage (“Merger Sub”). Pursuant to and subject to the terms of the Merger Agreement, Merger Sub merged with and into Sterling, with Sterling surviving the merger with Merger Sub and becoming an indirect, wholly-owned subsidiary of First Advantage.

Each share of common stock, par value $0.01 per share, of Sterling (each, a share of “Sterling Common Stock”) issued and outstanding immediately prior to the effective time of the Transaction (the “Effective Time”), other than shares of Sterling Common Stock (i) owned or held in treasury by Sterling or owned by First Advantage or Merger Sub (which were cancelled), (ii) owned by stockholders who properly exercised and perfected appraisal rights under Delaware law or (iii) owned by any wholly-owned subsidiary of Sterling, was converted into the right to receive, at the election of the holder of such shares of Sterling Common Stock, and subject to proration in accordance with the Merger Agreement as described below, one of the following forms of consideration (or a combination thereof) (the “Merger Consideration”):

•
$16.73 in cash, without interest (the “Cash Consideration”) per share of Sterling Common Stock; or
•
0.979 (the “Exchange Ratio”) of a share of common stock, par value $0.001 per share, of First Advantage (each, a share of “First Advantage Common Stock”) per share of Sterling Common Stock (the “Stock Consideration”).

The Merger Consideration was subject to proration, such that the total number of shares of Sterling Common Stock and Company Common Stock Equivalents (as defined in the Merger Agreement) entitled to receive the Cash Consideration was equal to approximately 71% of the aggregate number of shares of Sterling Common Stock issued and outstanding and Company Common Stock Equivalents immediately prior to the Effective Time, and the total number of shares of Sterling Common Stock and Company Common Stock Equivalents entitled to receive the Stock Consideration was equal to approximately 29% of the aggregate number of shares of Sterling Common Stock issued and outstanding and Company Common Stock Equivalents immediately prior to the Effective Time. No fractional shares of First Advantage Common Stock were issued.

Based on the final results of the Merger Consideration election process:

•
Holders of approximately 41.58% of the shares of Sterling Common Stock and Company Common Stock Equivalents eligible to make a Merger Consideration election elected to receive the Stock Consideration and in accordance with the proration procedures set forth in the Merger Agreement, (i) approximately 65.71% of such shares shall receive the Stock Consideration and (ii) approximately 34.29% of such shares shall receive the Cash Consideration;
•
Holders of approximately 58.42% of the shares of Sterling Common Stock and Company Common Stock Equivalents eligible to make a Merger Consideration election elected to receive the Cash Consideration or did not make a valid election or did not deliver a valid election form prior to the election deadline. Each such holder shall receive the Cash Consideration.

A more detailed description of the Merger Consideration and the allocation and proration procedures applicable to elections is contained in the Registration Statement on Form S-4 (the “Registration Statement”) filed by First Advantage with the U.S. Securities and Exchange Commission (the “SEC”), and related information statement/prospectus, dated as of June 11, 2024, which are available at the SEC’s website at www.sec.gov.

First Advantage funded the Cash Consideration through a combination of cash on hand and borrowings under the Credit Agreement (as defined below), as referred to below.

The composition of First Advantage’s board of directors (the “Board”) and executive officers will not change as a result of the closing of the Transaction.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to First Advantage’s Current Report on Form 8-K filed with the SEC on March 1, 2024 and which is incorporated herein by reference.

As previously disclosed, on February 28, 2024, Broad Street Principal Investments, L.L.C., Checkers Control Partnership, L.P. and Broad Street Control Advisors, L.L.C. (collectively, the “Specified Stockholders”), and certain other parties entered into a Stockholders’ Agreement (the “Stockholders’ Agreement”) with First Advantage, to be effective as of the Effective Time. The Stockholders’ Agreement was filed as Exhibit 10.2 to First Advantage’s Current Report on Form 8-K filed with the SEC on March 1, 2024, and is incorporated herein by reference.

On October 31, 2024,First Advantage, the Specified Stockholders and such other parties entered into a letter agreement to terminate the Stockholders’ Agreement because, based on the final results of the Merger Consideration election process, the Specified Stockholders did not own any shares of First Advantage Common Stock as of the Effective Time. The summary of the letter agreement is subject to, and qualified in its entirety by reference to, the letter agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 31, 2024, pursuant to the terms of a previously disclosed commitment letter, First Advantage Holdings, LLC, a Delaware limited liability company and an indirect subsidiary of First Advantage (the “Borrower”), entered into Amendment No. 4 (“Amendment No. 4”) to the credit agreement dated as of January 31, 2020 (as amended by Amendment No. 1, dated February 1, 2021, Amendment No. 2, dated May 28, 2021, and Amendment No. 3, dated June 23, 2023, the “Credit Agreement”) among Fastball Parent, Inc., First Advantage Holdings, LLC, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent, collateral agent and an issuing bank.

Amendment No. 4 amended the Credit Agreement to, among other things, (i) refinance and replace the outstanding B-1 term loans (the “B-1 Term Loans”) with a new class of $564,723,743.72 of senior secured term loans (the “B-2 Term Loans”), (ii) provide for a senior secured incremental term loan in an aggregate principal amount of $1,620,276,256.28, which, together with the B-2 Term Loans, brings the total senior secured term loans outstanding to $2,185 million (the “Term Loans”), (iii) refinance and replace the existing $100 million of revolving credit commitments and upsize the revolving credit commitments by an additional $150 million, bringing the total revolving commitment to $250 million (the “Revolving Credit Facility”), (iv) extend the maturity date of the Revolving Credit Facility from July 31, 2026 to October 31, 2029, (v) extend the maturity date of the Term Loans from January 31, 2027 to October 31, 2031 and (vi) make certain other amendments to the Credit Agreement.

On October 31, 2024, the Borrower borrowed $2,185 million available under the Credit Agreement to (i) pay the Merger Consideration, (ii) refinance and replace the entire amount of the B-1 Term Loans and (iii) pay the fees and expenses incurred in connection with the Transaction and the financing of the Transaction.

The summary of the Credit Agreement is subject to, and qualified in its entirety by reference to, Amendment No. 4 (and the annexed conformed Credit Agreement), which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 30, 2024, upon the recommendation of the Compensation Committee, the Board approved the below compensation updates for certain officers, in recognition of their service to First Advantage, including in connection with the Transaction.

Bonus Awards

The following special one-time cash transaction bonuses:

Officer	Bonus Amount
Scott Staples	$450,000
Steven Marks	$450,000
Bret Jardine	$450,000

David Gamsey	$450,000
Joelle Smith	$200,000

Compensation Amendments

The compensation of each of the following officers was, effective as of November 1, 2024 with respect to Messrs. Staples and Jardine and November 8, 2024 with respect to Mr. Marks, amended as shown below:

Officer	Base Salary	Annual Incentive Bonus
Scott Staples	$700,000	$525,000
Steven Marks	$450,000	$225,000
Bret Jardine	$450,000	$225,000

New Equity Awards

The following Restricted Stock Units and Nonqualified Stock Options, as each such term is defined in the First Advantage 2021 Omnibus Incentive Plan pursuant to which such Restricted Stock Units and Nonqualified Stock Options will be granted, comprised of (i) a number of Restricted Stock Units equal to the amount set forth in the table below, divided by the average closing price of First Advantage Common Stock on the twenty days preceding November 14, 2024 (the “Grant Date”) (rounded up to the nearest whole share), pursuant to the form of Restricted Stock Unit Agreement, substantially in the form attached as Exhibit 10.9 (Form of Restricted Stock Unit Award Grant Notice and Agreement) to First Advantage’s Annual Report on Form 10-K for the year ended December 31, 2023, and (ii) a number of Nonqualified Stock Options equal to the amount set forth in the table below divided by the fair market value of one share of First Advantage Common Stock on the Grant Date determined using a Black-Scholes valuation (rounded up to the nearest whole share) and a per share exercise price equal to the closing price, as reported on NASDAQ, of a share of First Advantage Common Stock on the Grant Date, pursuant to a form of Option Agreement, substantially in the form attached as Exhibit 10.5 (Form of Standard Option Award Grant Notice and Agreement) to First Advantage’s Annual Report on Form 10-K for the year ended December 31, 2023 (together, with the Restricted Stock Unit Agreement, the “Award Agreement”), and each Award Agreement shall vest 25% per year in equal installments, on each of the first four anniversaries of the Vesting Reference Date (shown in the table below), subject to each executive officer’s continued employment through each applicable vesting date.

Officer	Value of Restricted Stock Units	Value of Nonqualified Stock Options	Vesting Reference Date
Scott Staples	$1,500,000	$1,500,000	11/14/2024
Steven Marks	$1,000,000	$1,000,000	11/8/2024
Bret Jardine	$100,000	$100,000	11/14/2024

Item 7.01. Regulation FD Disclosure.

On October 31, 2024, First Advantage issued a press release announcing the completion of its acquisition of Sterling. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as otherwise expressly stated by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

Financial statements of Sterling are not required to be filed in this Current Report on Form 8-K because substantially the same information that would otherwise be required under this Item 9.01(a) was previously incorporated by reference into the Registration Statement and related information statement/prospectus.

(b) Pro Forma Financial Information

Unaudited pro forma financial information and related notes thereto for First Advantage, after giving effect to the Transaction and adjustments described in such pro forma financial information are not required to be filed under this Item 9.01(b) because substantially the same information that would otherwise be required under this Item 9.01(b) was previously included in the Registration Statement and related information statement/prospectus, under the caption “Unaudited Pro Forma Condensed Combined Financial Information.”

(d) Exhibits

Exhibit Number	Description
2.1

Agreement and Plan of Merger, dated as of February 28, 2024, by and among First Advantage Corporation, Sterling Check Corp. and Starter Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to First Advantage Corporation’s Registration Statement on Form S-4 filed on April 29, 2024).

2.2

Waiver of Brazil Antitrust Filing Obligation and Closing Condition, dated as of March 25, 2024, related to the Agreement and Plan of Merger, dated as of February 28, 2024, by and among First Advantage Corporation, Sterling Check Corp. and Starter Merger Sub, Inc. (incorporated by reference to Exhibit 2.2 to First Advantage Corporation’s Form 10-Q filed on May 9, 2024).

10.1

Letter Agreement, dated as of October 31, 2024, by and among First Advantage Corporation, Broad Street Principal Investments, L.L.C., Checkers Control Partnership, L.P., Broad Street Control Advisors, L.L.C. and the other parties thereto.

10.2

Amendment No. 4 to the First Lien Credit Agreement, among Fastball Parent, Inc., First Advantage Holdings, LLC, each lender from time to time party thereto, Bank of America, N.A., as Administrative Agent and Collateral Agent and the Issuing Banks party thereto from time to time, dated October 31, 2024.

99.1	Press Release issued by First Advantage, dated October 31, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K relates to a business combination transaction between First Advantage and Sterling. This report and any documents referred to in this report contain forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act. Forward-looking statements can be identified by forward-looking terminology such as “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “projection,” “seek,” “should,” “will” or “would,” or the negative thereof or other variations thereon or comparable terminology. In particular, statements that address First Advantage’s future performance, business strategy, future operations, estimates and projections of revenues, losses, costs, expenses, returns, cash flow, and financial position, anticipated benefits of strategic transactions (including acquisitions and divestitures), and plans and objectives of management (including plans for future cash flow from operations), contained in this report or any documents referred to herein are forward-looking statements. These statements also include, but are not limited to, statements regarding the expected benefits of the Transaction to First Advantage and its stockholders and the anticipated timing thereof. First Advantage has based these forward-looking statements on current expectations, assumptions, estimates and projections. Such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond First Advantage’s control. Many factors could cause actual future events to differ materially from the forward-looking statements in this report, including but not limited to: (i) the effect of the announcement of the Transaction on First Advantage’s business relationships, operating results, and business generally, (ii) risks that the Transaction disrupts current plans and operations of First Advantage and potential difficulties in First Advantage employee retention as a result of the Transaction, (iii) risks related to diverting management’s attention from First Advantage’s ongoing business operations, (iv) unexpected costs, charges or expenses resulting from the Transaction and (v) the outcome of any legal proceedings that may be instituted against First Advantage related to the Merger Agreement or the Transaction. These and other important factors contained in First Advantage’s filings with the SEC, including Forms 10-K, 10-Q and 8-K, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements contained in this report are not guarantees of future performance and actual results of operations, financial condition, and liquidity, and the development of the industry in which First Advantage operates, may differ materially from the forward-looking statements contained in this report. Any forward-looking statement made in this report speaks only as of the date of such statement. Except as required by law, First Advantage does not undertake any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST ADVANTAGE CORPORATION

Date:	October 31, 2024	By:	/s/ David L. Gamsey
Name: David L. Gamsey Title: Executive Vice President & Chief Financial Officer